UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 10, 2005

CHAPARRAL STEEL COMPANY

(Exact name of registrant as specified in charter)

Delaware	000-51307	20-2373478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Ward Road

Midlothian, Texas 76065

(Address of principal executive offices and zip code)

(972) 775-8241

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1—Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On October 10, 2005, the Compensation Committee of the Board of Directors of the registrant approved an incentive compensation plan for each of the fiscal years ending May 31, 2006, 2007 and 2008. The objectives of the plans are to create a focus for plan participants that mirrors the interest of the registrant’s stockholders, focus plan participants on medium-term growth and profitability, provide the incentive necessary to retain and recruit top-quality executives and provide an opportunity for plan participants to accumulate estate building capital. The plans contemplate the payment of annual compensation to designated employees, including the executive officers of the registrant. The amount, if any, payable to a participant pursuant to the plans will be determined by multiplying the base salary of the participant (as of October 10, 2005) by a specified percentage (ranging from 50% to 140% in the case of all participants other than the Chief Executive Officer and from 75% to 210% in the case of the Chief Executive Officer). Following the end of each of the specified fiscal years, the percentage to be used in the calculation will be determined by dividing the registrant’s average adjusted earnings before interest and taxes (computed with respect to the three immediately preceding fiscal years) by the registrant’s average adjusted operating assets (computed with respect to the three immediately preceding fiscal years) and rounding the result down to the nearest one-tenth of a percent. No benefits will be payable to any participant unless the registrant’s average adjusted earnings before interest and taxes exceeds ten percent (10%) of its average adjusted operating assets.

Copies of the incentive compensation plans and the form of agreement to be used to designate participants and their level of participation in the plans are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

In addition to certain other officers of the registrant, the officers listed below have been selected to fully participate in the incentive compensation plans. The officers listed below include the registrant’s chief executive officer and the registrant’s officers who are expected to comprise the registrant’s four most highly compensated officers (excluding the chief executive officer) during the registrant’s fiscal year ending May 31, 2006.

Name	Title
Tommy A. Valenta	President and Chief Executive Officer

Timothy J. Bourcier	Vice President-Operations

Robert E. Crawford, Jr.	Vice President, Secretary and General Counsel

William H. Dickert	Vice President-Marketing and Sales

J. Celtyn Hughes	Vice President and Chief Financial Officer

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Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Three Year Incentive Plan for the Three Consecutive Fiscal Year Periods Ending May 31, 2006.

10.2	Three Year Incentive Plan for the Three Consecutive Fiscal Year Periods Ending May 31, 2007.

10.3	Three Year Incentive Plan for the Three Consecutive Fiscal Year Periods Ending May 31, 2008.

10.4	Form of Three Year Incentive Plan Participant Designation Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPARRAL STEEL COMPANY

Date: October 12, 2005	By:	/s/ Robert E. Crawford, Jr.
Robert E. Crawford, Jr.
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Three Year Incentive Plan for the Three Consecutive Fiscal Year Periods Ending May 31, 2006.

10.2	Three Year Incentive Plan for the Three Consecutive Fiscal Year Periods Ending May 31, 2007.

10.3	Three Year Incentive Plan for the Three Consecutive Fiscal Year Periods Ending May 31, 2008.

10.4	Form of Three Year Incentive Plan Participant Designation Agreement